Health Care Costs Payable	12 Months Ended
Dec. 31, 2015
Health Care Costs Payable [Abstract]
Health Care Costs Payable

6.	Health Care Costs Payable

The following table shows the components of the change in health care costs payable during 2015, 2014 and 2013:

(Millions)	2015	2014	2013
Health care costs payable, beginning of the period	$5,621.1	$4,547.4	$2,992.5
Less: Reinsurance recoverables	5.8	8.5	3.8
Health care costs payable, beginning of the period, net	5,615.3	4,538.9	2,988.7
Acquisition of businesses	—	29.2	1,417.2
Add: Components of incurred health care costs
Current year	42,552.6	41,327.5	33,344.8
Prior years	(840.6)	(580.8)	(448.8)
Total incurred health care costs	41,712.0	40,746.7	32,896.0
Less: Claims paid
Current year	36,389.5	35,850.7	30,112.7
Prior years	4,636.2	3,848.8	2,608.0
Total claims paid	41,025.7	39,699.5	32,720.7
Disposition of business	—	—	(42.3)
Health care costs payable, end of period, net	6,301.6	5,615.3	4,538.9
Add: Reinsurance recoverables	4.1	5.8	8.5
Health care costs payable, end of the period	$6,305.7	$5,621.1	$4,547.4

Our estimates of prior years’ health care costs payable decreased in each of 2015, 2014 and 2013, respectively, because claims settled for amounts less than originally estimated, primarily due to lower health care cost trends as well as the actual claim submission time being faster than we assumed in establishing our health care costs payable in the prior year. This development does not directly correspond to an increase in our current year operating results as these reductions were offset by estimated current period health care costs when we established our estimate of the current year health care costs payable.

The acquisition of Coventry resulted in a $1.4 billion increase in health care costs payable at the Coventry Acquisition Date, which significantly impacts the year-over-year comparability of changes in health care costs payable (refer to Note 3 beginning on page 99 for additional information).